                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              SCHEDULE 14A INFORMATION Proxy Statement Pursuant to
      Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                                 NAM CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 (516) 829-4343


                                                                October 30, 1998


Dear Shareholders:

        On behalf of the Board of Directors and management of NAM Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Thursday, December 17, 1998, at 11:30 a.m., at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

        The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, certain directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is a Proxy Card and the Company's Annual Report. This report describes the financial and operational activities of the Company.

        Whether or not you plan to attend the annual meeting, please complete, sign, and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

        We look forward to greeting our shareholders at the meeting.

                                        Sincerely,


                                        Roy Israel
                                        Chief Executive Officer, President,
                                        and Chairman of the Board

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 17, 1998
                                 --------------

TO THE SHAREHOLDERS OF
NAM CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of NAM Corporation, a Delaware corporation (the "Company"), will be held at the main conference room at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021, on Thursday, December 17, 1998, at 11:30 a.m., for the following purposes:

               1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

               2. To ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending June 30, 1999;

               3. To consider and act upon a proposal to increase the number of shares of Common Stock authorized for issuance under the Company's Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Stock Option Plan");

               4. To consider and act upon a proposal to increase the number of options granted automatically annually to non-employee directors of the Company pursuant to the 1996 Stock Option Plan; and

               5. To transact such other business as may properly come before the meeting or any adjournments thereof.

               The Board of Directors has fixed the close of business on October 27, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021 for ten (10) days prior to December 17, 1998.

               Whether or not you plan to attend the Annual Meeting, please complete, date, and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.


                                   By Order of the Board of Directors,


                                   Roy Israel,
                                   Chairman


Great Neck, New York
October 30, 1998




--------------------------------------------------------------------------------
    YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                 NAM CORPORATION
                                TABLE OF CONTENTS
                                                                            Page


PROXY STATEMENT                                                               1

INFORMATION CONCERNING VOTE                                                   1
        General                                                               1
        Voting Rights and Outstanding Shares                                  1
        Revocability of Proxies                                               1
        Voting Procedures                                                     2

ELECTION OF THE BOARD OF DIRECTORS                                            2
        Director Nominees                                                     2
        Committees of the Board of Directors and Meeting Attendees            3
        Executive Officers                                                    3

EXECUTIVE COMPENSATION AND OTHER INFORMATION                                  4
        Summary Compensation Table                                            4
        Directors' Compensation                                               5
        Employment Contracts and Termination of
        Employment and Change In Control Arrangements                         5
        Board of Directors Report on Repricing of Stock Options               6

COMPENSATION COMMITTEE
        REPORT ON EXECUTIVE COMPENSATION                                      8

APPOINTMENT OF INDEPENDENT ACCOUNTANTS                                        9

AMEND THE COMPANY'S AMENDED AND RESTATED 1996 INCENTIVE AND NONQUALIFIED
        STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF
        COMMON STOCK AVAILABLE FOR GRANT                                      9

AMEND THE COMPANY'S AMENDED AND RESTATED 1996 INCENTIVE AND NONQUALIFIED
        STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS
        GRANTED ANNUALLY TO NON-EMPLOYEE DIRECTORS OF THE COMPANY             9

OTHER MATTERS ARISING AT THE ANNUAL MEETING                                  10

PRINCIPAL SHAREHOLDERS                                                       11
        Security Ownership of Management                                     11
        Summary of the 1996 Stock Option Plan                                12

INTERESTED PARTY TRANSACTIONS                                                12

SHAREHOLDER PROPOSALS                                                        12

COST OF SOLICITATION OF PROXIES                                              12

SECTION 16(a) REPORTING DELINQUENCIES                                        12

ANNUAL REPORT ON FORM 10-KSB                                                 13

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 --------------

                                 PROXY STATEMENT

                                 --------------

                       For Annual Meeting of Shareholders
                         to be Held on December 17, 1998

                                 --------------

Approximate Mailing Date of Proxy Statement and Form of Proxy: October 30, 1998.


                           INFORMATION CONCERNING VOTE

General

                  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of NAM Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Thursday, December 17, 1998 at 11:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

Voting Rights and Outstanding Shares

                  Only shareholders of record at the close of business on October 27, 1998 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on October 27, 1998, 3,334,978 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

                  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS," FOR the ratification of the independent accountants, and FOR each of the amendments to the Company's Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan. In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know of in a reasonable time prior to this solicitation will be presented at the meeting.

Voting Procedures

                  All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions, and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

                  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.


                  PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS

                  The Board of Directors has nominated six (6) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL THE DIRECTOR NOMINEES.

Director Nominees

                  The following table sets forth certain information with respect to the nominees for directors:

                                                Company Position                       Director of the
Name                                            and Offices Held                       Company Since
----                                            ----------------                       -------------
Roy Israel                          Chief Executive Officer, President                 February 1994
                                       and Chairman of the Board of Directors
Cynthia Sanders                     Executive Vice President and Director              February 1994
Daniel Jansen                       National Accounts Manager and Director             February 1994
Ronald Katz                         Director                                           February 1998
Anthony J. Mercorella               Director                                           February 1997
Michael I. Thaler                   Director                                           April 1994

                  ROY ISRAEL, age 38, has been the Chairman of the Board of Directors, Chief Executive Officer, and President of the Company since February 1994. Immediately prior to holding such positions, Mr. Israel was President, Director, and founder of National Arbitration & Mediation, Inc. ("NA&M"), a wholly-owned subsidiary of the Company, since February 1992.

                  CYNTHIA SANDERS, age 39, has been the Executive Vice President since February 1994. Immediately prior to holding this position, Ms. Sanders was the Executive Vice President of NA&M since May 1993.

                  DANIEL JANSEN, age 35, has been National Accounts Manager of the Company since June 1997. Prior to such date, he had served as the Director of Regional Offices of the Company since February 1994. Immediately prior to holding such positions, he had been Senior Account Executive with NA&M since September 1992.

                  RONALD KATZ, age 42, is a partner at Rubin & Katz LLP, a certified public accounting firm and has been affiliated with such firm since December 1986. Mr. Katz is a certified public accountant and a member of the AICPA and the New York State Society of CPAs.

                  ANTHONY J. MERCORELLA, Esq., age 71, is a senior partner of the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker and has been a partner with such firm since 1984, which he joined upon his retirement as a Justice of the Supreme Court of the State of New York. Judge Mercorella also serves as a hearing officer for the Company.

                  MICHAEL I. THALER, age 46, has been a principal/shareholder in Bond Beebe, a professional corporation of certified public accountants since October 1993.

Committees of the Board of Directors and Meeting Attendees

                  The Board of Directors held five meetings during fiscal year 1998.

                  The Compensation Committee is authorized to review and make recommendations to the Board of Directors on all matters regarding the remuneration of the Company's executive officers, including the administration of the Company's compensation plans, other than the Company's Stock Option Plan. The current members of this Committee are Messrs. Thaler and Mercorella. The Compensation Committee held two meetings during fiscal year 1998 which had full attendance of its members.

                  The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditor, maintaining communication between the Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor, and determining the nature and extent of issues, if any, presented by such audit warranting consideration by the Board. The current members of this Committee are Mr. Thaler and Mr. Katz. The Audit Committee held one meeting during fiscal year 1998 which had full attendance of its members.

Executive Officers

                  In addition to Mr. Israel, Ms. Sanders, and Mr. Jansen, there are three additional executive officers of the Company:

                  PATRICIA GIULIANI-RHEAUME, age 40, has been Vice President, Chief Financial Officer, and Treasurer of the Company since February 1997. Immediately prior to holding such positions, Ms. Giuliani-Rheaume was the Vice President and Corporate Controller of The Robert Plan Corporation, an insurance services company, since April 1991. Ms. Giuliani-Rheaume is a certified public accountant and a member of the AICPA and the New York State Society of CPAs.

                  CARLA ISRAEL, age 36, has been Secretary of the Company and a sales supervisor since November 1994. Immediately prior to holding such positions, Mrs. Israel was a Secretary and a sales supervisor of NA&M.

                  RINA BLOCH, age 33, has been Vice President of Marketing of the Company since July 1998. From October 1994 through July 1998, Ms. Bloch held various positions with the Hair Club for Men: National Director of Sales and Marketing from May 1997 until July 1998; Regional Director of Operations from February 1996 through May 1997; Managing Director from March 1995 through February 1996, and Sales Consultant from October 1994 through March 1995. Immediately prior thereto, Ms. Bloch was the Director of Sales and Marketing for Rimco Air Conditioning from March 1993 until August 1994.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

                  The following summarizes the aggregate compensation earned during fiscal years 1998 and 1997 by the Company's Chief Executive Officer and any officer who earned more than $100,000 in salary and bonus pursuant to their contracts (the "Named Persons"):

                                                                                      Long Term
                                                   Annual Compensation               Compensation
                                        ---------------------------------------      ------------
                                                                                      Securities
Name and Principal                                                 Other Annual       Underlying       All Other
Position                 Year            Salary          Bonus     Compensation      Options/SARs     Compensation
------------------       ----            ------          -----     ------------      ------------     ------------

Roy Israel,             1998            $225,865        $25,000    $14,924(1)           60,000(2)      $ 14,110(3)
President, Chief
Executive Officer,      1997              94,202             --         --                  --          124,000(4)
and Chairman of
the Board

Patricia                1998            $118,965             --         --              60,000(5)       $ 2,400(3)
Giuliani-Rheaume,
Vice President,         1997              47,292        $ 5,000         --              40,000(6)         1,000(3)
Chief Financial
Officer, and
Treasurer

-------------
(1) Such amount represents tax gross ups for Mr. Israel for medical, life, and disability insurance payments.
(2) Such figure is also reflected in the table for Options Granted in Last Fiscal Year and the table contained in the Board of Directors Report on Repricing of Stock Options.
(3) Such amount represents premium payments on life insurance policies for the named executive officer.
(4) Such amount includes life insurance expenses and a one-time insurance payout in the amount of $43,400 pursuant to Mr. Israel's former employment contract which terminated on June 30, 1997.
(5) Such figure is also reflected in the table for Options Granted in Last Fiscal Year and the table contained in the Board of Directors Report on Repricing of Stock Options. Included in this figure is an option for 40,000 shares that was originally granted in Fiscal Year 1997 but was repriced in Fiscal Year 1998.
(6) This option was originally granted in Fiscal Year 1997, but is also included in the figure for Fiscal Year 1998 as it was repriced in Fiscal Year 1998.



                                            Options Granted In Last Fiscal Year
                                            -----------------------------------
                                Number of Securities      Percent of Total Options       Exercise      Market Price
Name and                             Underlying             Granted to Employees            or          on Date of     Expiration
Principal Position                 Options Granted             in Fiscal Year           Base Price        Grant*          Date
------------------                 ---------------             --------------           ----------        ------          ----

Roy Israel,                                 60,000                27.6%                       (1)          $3.125       9/18/07
President, Chief
Executive Officer, and
Chairman of the Board

Patricia Giuliani-Rheaume,                  20,000                 9.2%                       (2)          $3.125       9/18/07
Vice President, Chief
Financial Officer, and
Treasurer

-------------

* The options were repriced on May 11, 1998. On such date, the market price was $1.63 per share.

(1) The exercise price for the option is as follows: $1.79 for 24,000 shares, $1.94 for 12,000 shares, $2.09 for 12,000 shares, and $2.25 for the remaining 12,000 shares.

(2) The exercise price for the option is as follows: $1.63 for 4,000 shares, $1.78 for 4,000 shares, $1.94 for 4,000 shares, $2.09 for 4,000 shares, and
    $2.25 for the remaining 4,000 shares.

Directors' Compensation

       Non-employee directors receive a fee of $250 for each meeting of the Board attended, a fee of $150 for each meeting of any committee of the Board attended and reimbursement of their actual expenses. In addition, pursuant to the Company's Amended and Restated 1996 Stock Option Plan, each non-employee director will be granted options to purchase 1,000 shares of Common Stock per annum at an exercise price equal to the closing bid price of the underlying Common Stock as reported by the Nasdaq SmallCap Market on the date of grant, which shall be the last trading date in June of each year. Under Proposal No. 4 described below, if approved, the options granted annually to each non-employee director will be increased from options to purchase 1,000 shares to options to purchase 2,500 shares of Common Stock.

Employment Contracts and Termination of Employment and Change In
Control Arrangements

       Roy Israel. Mr. Israel's employment agreement with the Company expires June 30, 2002. Pursuant to this agreement, he is entitled to receive an annual base salary of $225,000, an annual base salary increase equal to the greater of 6% or an amount which reflects the increase in the Urban Consumer Price Index, and an annual bonus at the discretion of the Company's Board of Directors. In addition, the agreement provides, among other things, that the Company shall pay up to an aggregate of $15,000 per policy year for a key man life insurance policy in favor of the Company for $1,000,000 and life insurance in favor of the estate of Mr. Israel, as well as a disability policy for coverage of 60% of his base salary and an allowance for leasing an automobile (up to a monthly lease payment of $1,000.) If his duties are changed without his consent and such change results in Mr. Israel no longer being the most senior executive officer of the Company, then he is entitled to terminate the agreement and receive three times of his then current base salary, payable over a one year period, and the maintenance of his benefits for a one year period or until the end of the term of the agreement, whichever is longer. In addition, if within two years of a change in control of the Company, as such term is defined in the agreement, Mr. Israel is terminated without cause or the agreement is terminated by Mr. Israel due to a change of duties, Mr. Israel shall receive a lump sum payment equal to three times his then current base salary, and the maintenance of his benefits for one year. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration.

       Cynthia Sanders. Ms. Sanders's employment agreement with the Company expires June 14, 2001 (with automatic one-year renewals unless terminated within 60 days of the end of an employment term by either party). Pursuant to this agreement, she is entitled to receive an annual base salary of $125,000, an annual base salary increase equal to 5%, and an annual bonus at the discretion of the Company's Chief Executive Officer. In addition, the agreement provides, among other things, that the Company shall pay for a life insurance policy of $250,000, full family health insurance, and a $400 monthly allowance for leasing an automobile. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration.

       Rina Bloch. Ms. Bloch's employment agreement with the Company expires July 20, 2001 (with automatic one-year renewals unless terminated within 45 days of the end of an employment term by either party). Pursuant to this agreement, she is entitled to receive an annual base salary of $92,000, an annual base salary increase equal to 5% (during the initial term only), an annual bonus at the discretion of the Company's Chief Executive Officer, and options to purchase 20,000 shares of Common Stock of the Company. In addition, the agreement provides, among other things, that the Company shall pay a $400 monthly allowance for leasing an automobile. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration.

       Patricia Giuliani-Rheaume. Ms. Giuliani-Rheaume's employment agreement with the Company expires December 31, 1999 (with automatic one-year renewals unless terminated within 45 days of the end of an employment term by either party). Pursuant to this agreement, she is entitled to receive an annual base salary of $116,000, an annual base salary increase equal to 5% (during the initial term only), an annual bonus at the discretion of the Company's Chief Executive Officer, and options to purchase 40,000 shares of Common Stock of the Company. In addition, the agreement provides, among other things, that the Company shall pay for a life insurance policy of $250,000, full family health insurance, and a $400 monthly allowance for leasing an automobile. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration. If the agreement is terminated without cause, Ms. Giuliani-Rheaume shall receive a payment of severance of an amount equal to six months of the base salary in effect at such time.

Board of Directors Report on Repricing of Stock Options

       On May 11, 1998, the Board of Directors of the Company approved the repricing of outstanding stock options previously granted to employees. The repricing provided for the exercise price of 230,500 options to be reduced from a range of $3.00 to $4.38 per share to a range of $1.63 to $2.25 per share, to reflect current fair value. The repricing did not effect the term or vesting period of the options. The Board of Directors, in acting to reduce the exercise price of the stock options, considered several factors. One such factor was the decline in the price of the Common Stock over a period of approximately one year prior to the date of the repricing, which resulted in many of the previously granted stock options having exercise prices well in excess of the prevailing market price for the Common Stock at the time of the repricing. As a consequence, the impact of the stock options as a motivational tool and as a reward to the employees was significantly eroded. In view of the Company's reliance on stock options as a component of its compensation program, the Board of Directors believed that the reduction in the exercise prices of the options was critical to retaining and motivating the personnel who are in a position to contribute substantially to the progress and success of the Company.

       The following table sets forth a summary of all repricing of options previously granted to Mr. Israel and the Company's other executive officers, which were effected as follows:







                                     # of
                                  Securities       Market        Exercise                                    Expiration
                                  Underlying      Price at       Price at                                     Date of
                                    Options       Time of        Time of                                       Option
Name                               Repriced       Repricing     Repricing       New Exercise Price          (Unchanged)
----                               --------       ---------     ---------       ------------------          -----------

Roy Israel                          60,000         $1.63         $3.4375      $1.79 for 12,000 shares         9/18/07
                                                                              $1.79 for 12,000 shares
                                                                              $1.94 for 12,000 shares
                                                                              $2.09 for 12,000 shares
                                                                              $2.25 for 12,000 shares

Cynthia Sanders                     35,000         $1.63          $3.125      $1.63 for 7,000 shares          9/18/07
                                                                              $1.78 for 7,000 shares
                                                                              $1.94 for 7,000 shares
                                                                              $2.09 for 7,000 shares
                                                                              $2.25 for 7,000 shares

Patricia Giuliani-Rheaume           20,000         $1.63          $3.125      $1.63 for 4,000 shares          9/18/07
                                                                              $1.78 for 4,000 shares
                                                                              $1.94 for 4,000 shares
                                                                              $2.09 for 4,000 shares
                                                                              $2.25 for 4,000 shares

Patricia Giuliani-Rheaume           40,000         $1.63           $3.00      $1.63 for 8,000 shares          4/18/03
                                                                              $1.78 for 8,000 shares
                                                                              $1.94 for 8,000 shares
                                                                              $2.09 for 8,000 shares
                                                                              $2.25 for 8,000 shares



             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         It is the duty of the Compensation Committee to develop, administer and review the Company's compensation plans, programs, and policies; to monitor the performance and compensation of executive officers; and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

         The Company's compensation program is intended to motivate, retain and attract management, thus linking incentives to financial performance and creating enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

         It is currently anticipated that the compensation program will consist of two components: (1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash and/or stock option bonus equal to a percentage of the executive's base salary, depending upon the satisfaction of certain general performance criteria established by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance, or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program.


                          The Compensation Committee

                          Michael I. Thaler and Honorable Anthony J. Mercorella



August 19, 1998

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

                  It is proposed that the shareholders ratify the appointment of Grant Thornton LLP ("Grant Thornton") as independent accountants for the Company for fiscal year 1999. Grant Thornton has served as the Company's independent accountants since March 4, 1997.

                  Representatives of Grant Thornton, which audited the Company's fiscal year 1998 and 1997 financial statements, are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and they are expected to be available to respond to appropriate questions. Approval by the shareholders of the appointment of independent accountants is not required, but the Board deems it desirable to submit the matter to the shareholders for ratification. If the majority of shareholders voting at the meeting should not approve the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board of Directors.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.

                  On March 4, 1997, KPMG Peat Marwick LLP ("KPMG Peat Marwick") was dismissed by the Company as the Company's auditors upon approval by the Company's Board of Directors and Grant Thornton was engaged to audit the Company's financial statements for the year ending June 30, 1997. KPMG Peat Marwick's reports on the Company's financial statements for the two (2) years ended June 30, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two (2) fiscal years ended June 30, 1995 and 1996 and the subsequent interim period preceding the dismissal, there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreement in connection with this proxy statement.


 PROPOSAL NO. 3: TO AMEND THE COMPANY'S AMENDED AND RESTATED 1996 INCENTIVE AND
                 NONQUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER
                 OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT

                  The Board of Directors, on September 23, 1998, unanimously approved, subject to shareholder approval, an amendment to the NAM Corporation Amended and Restated 1996 Incentive and Nonqualified Stock Option Plan (the "1996 Stock Option Plan") to increase the number of shares of Common Stock authorized for issuance thereunder from 750,000 shares to 2,000,000 shares.

                  The purpose of the 1996 Stock Option Plan is to encourage and enable key employees, including officers and directors of the Company or a parent or subsidiary thereof, consultants and advisors to the Company, and other persons or entities providing services to the Company to acquire a proprietary interest in the Company through the ownership of common stock of the Company.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF AMENDING THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE.


 PROPOSAL NO. 4: TO AMEND THE COMPANY'S AMENDED AND RESTATED 1996 INCENTIVE AND
                 NONQUALIFIED STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS GRANTED ANNUALLY TO NON-EMPLOYEE DIRECTORS OF THE COMPANY

                  The Board of Directors, on September 23, 1998, unanimously approved, subject to shareholder approval, an amendment to the 1996 Stock Option Plan to increase the number of options granted annually to each non-employee director from options to purchase 1,000 shares to options to purchase 2,500 shares.

                  The purpose of this amendment is to continue to provide non-employee directors the ability to acquire a proprietary interest in the Company through the ownership of Common Stock of the Company, to increase the Company's ability to retain and maintain qualified non-employee directors to serve on the Board, and to limit the cash portion of compensation to the non-employee directors to the repayment of attendance expenses.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF AMENDING THE 1996 STOCK OPTION PLAN TO INCREASE THE NUMBER OF OPTIONS GRANTED ANNUALLY TO NON-EMPLOYEE DIRECTORS.


                   OTHER MATTERS ARISING AT THE ANNUAL MEETING

                  The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                             PRINCIPAL SHAREHOLDERS

Security Ownership of Management

                  The following table sets forth, as of October 15, 1998, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director and director nominee, beneficial owners of 5% or more of Common Stock of the Company, the Named Persons and all directors and executive officers of the Company as a group:(1)

                                                        Amount and Nature of
         Name of Beneficial Owner(2)                   Beneficial Ownership(3)                Percent of Total
         ---------------------------                   -----------------------                ----------------
Roy Israel(4)                                                   1,227,139                          36.5%
President, Chief Executive Officer and Chairman
of the Board
Cynthia Sanders(5)                                                130,555                           3.9%
Executive Vice President and Director
Daniel Jansen                                                         -0-                            *
National Accounts Manager and Director
Ronald Katz(6)                                                      6,000                            *
Director
Michael I. Thaler(7)                                                2,000                            *
Director
Anthony J. Mercorella(8)                                            8,000                            *
Director
All officers and Directors as a Group                           1,397,027                         40.9%
(9 persons) (4)(5)(6)(7)(8)(9)
-------------------

*     Less than one percent (1%).

(1) Applicable percentage of ownership is based on 3,334,978 shares of Common Stock, which were outstanding on October 15, 1998, plus, for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to options and warrants.

(2) The address for each individual is c/o NAM Corporation, 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

(3) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(4) Includes 61,903 shares owned by Mr. Israel's wife, Carla Israel, the Secretary of the Company, and 114,436 shares owned by the Roy Israel Irrevocable Trust. Mr. Israel disclaims beneficial ownership as to such shares. Also includes options to purchase 30,000 shares of the Company's Common Stock, which are fully vested.

(5) Includes options to purchase 17,500 shares of the Company's Common Stock, which are fully vested.

(6) Includes warrants to purchase 2,500 shares of the Company's Common Stock, which are currently exercisable, and options to purchase 1,000 shares of the Company's Common Stock, which are fully vested.

(7) Represents options to purchase 2,000 shares of the Company's Common Stock, which are fully vested.

(8) Includes warrants to purchase 1,000 shares of the Company's Common Stock , which are currently exercisable and options to purchase 6,000 shares of the Company's Common Stock, which are fully vested.

(9) Includes options to purchase 23,333 shares of Common Stock held by Patricia Giuliani-Rheaume, the Chief Financial Officer and Treasurer of the Company, which are fully vested and the 61,903 shares of the Company's Common Stock owned by Carla Israel referred to in footnote 4 above.

Summary of the 1996 Stock Option Plan

                  The purpose of the 1996 Stock Option Plan is to enable the Company to attract, retain, and motivate persons employed by the Company, including officers, directors, advisors, and consultants, by providing such persons with a proprietary interest in the Company and its performance. A total of 750,000 shares of Common Stock are currently reserved for issuance under the 1996 Stock Option Plan. Proposal 3 hereto, if approved, will increase the number of shares of Common Stock reserved for issuance under the 1996 Stock Option Plan to 2,000,000. The 1996 Stock Option Plan provides for the award of options, which may either be incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options which are not subject to special tax treatment under the Code. The 1996 Stock Option Plan is administered by the Board of Directors of the Company. Officers, directors and employees of, and consultants to, the Company are eligible to receive options under the 1996 Stock Option Plan. Subject to certain restrictions, the Board of Directors of the Company is authorized to designate the number of shares to be covered by each award, the terms of the award, the dates on which and the rates at which options or other awards may be exercised, the method of payment, and other terms.


                          INTERESTED PARTY TRANSACTIONS

                  Since the Company's inception there have not been any material transactions between it and any of its officers and directors, except as set forth herein and no additional transactions are currently contemplated.

                  On March 25, 1998, the Company announced its intention to acquire, in open market transactions, up to 300,000 shares of its Common Stock. Purchases, if any, are to be made from time to time at prevailing market prices through March 25, 1999. Purchases may be discontinued at any time without purchasing all of the 300,000 shares. As of October 30, 1998, the Company has not acquired any such shares of its Common Stock.


                              SHAREHOLDER PROPOSALS

                  A shareholder of the Company who wishes to present a proposal for action at the Company's 1999 Annual Meeting of Shareholders must submit such proposal to the Company, and such proposal must be received by the Company, no earlier than July 20, 1999 and no later than September 20, 1999.


                         COST OF SOLICITATION OF PROXIES

                  The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing, and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report, and form of proxy. The solicitation will be conducted principally by mail, although directors, officers, and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.


                      SECTION 16(a) REPORTING DELINQUENCIES

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") and the Nasdaq SmallCap Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 1998, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met. However, each of Roy Israel, Cynthia Sanders, Patricia Giuliani-Rheaume, Stephen Acunto, Anthony J. Mercorella, and Ronald Katz filed one late Form 5 with regard to one transaction for each person.

                  ANNUAL REPORT ON FORM 10-KSB

                  The Company is providing the Form 10-KSB as part of the Company's Annual Report to each person whose proxy is solicited. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Patricia Giuliani-Rheaume, Chief Financial Officer, NAM Corporation, 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021. Each such request must set forth a good faith representation that, as of October 27, 1998, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.


                                        By Order of the Board of Directors,



                                        Roy Israel
                                        Chairman

Great Neck, New York
October 30, 1998